GENERAL COLLATERAL SECURITY AGREEMENT

           GENERAL COLLATERAL SECURITY AGREEMENT dated as of October 4, 2002, made by Alliance Pharmaceutical Corp., a New York corporation (the "Grantor"), to ___________________, as Collateral Agent (the "Collateral Agent") for the benefit of the holders of the Notes (as hereinafter defined)(collectively, the "Secured Parties").

WITNESSETH

           WHEREAS, the Grantor and the Secured Parties are entering into a Convertible Secured Note Purchase Agreement, dated as of the date hereof (the "Convertible Secured Note Purchase Agreement"), with the initial closing taking place on the date hereof and subsequent closings taking place at a later date;

           WHEREAS, pursuant to the Convertible Secured Note Purchase Agreement, the Secured Parties may purchase up to $3,000,000 in aggregate principal amount of the Grantor's Convertible Secured Promissory Notes (the "Notes");

           WHEREAS, the Grantor has agreed to grant to the Collateral Agent for the benefit of the Secured Parties a security interest in certain of its property and assets, second in priority only to the Prior Liens (as defined below) to secure, among other things, the performance of the obligations of the Grantor under the Convertible Secured Note Purchase Agreement and the Notes; and

           WHEREAS, the Grantor is contemporaneously entering into that certain Imagent Security Agreement with the Collateral Agent for the benefit of the Secured Parties and Patent and Trademark Security Agreement with the Collateral Agent for the benefit of the Secured Parties.

           NOW, THEREFORE, in consideration of the premises set forth above the Grantor hereby agrees with the Collateral Agent as follows:

TERMS

           1.  Defined Terms. The terms set forth below have the following meanings:

           "Accounts" shall have the meaning assigned to such term under the Code.

           "Chattel Paper" shall have the meaning assigned to such term under the Code.

           "Code" means the Uniform Commercial Code as from time to time in effect in the State of New York.

           "Commercial Tort Claims" shall have the meaning assigned to such term under the Code.

           "Debenture Liens" means the security interests created by the (i) Debenture Imagent Collateral Security Agreement, dated as of the date hereof, made by the Grantor in favor of the secured parties signatory thereto, and (ii) Debenture General Collateral Security Agreement, dated as of the date hereof, made by the Grantor in favor of the secured parties signatory thereto, and (iii) Debenture Imagent and Oxygent Patent and Trademark Security Agreement, dated as of the date hereof, made by the Grantor in favor of the secured parties signatory thereto.

           "Deposit Account" shall have the meaning assigned to such term under the Code.

           "Documents" shall have the meaning assigned to such term under the Code.

           "Equipment" shall have the meaning assigned to such term under the Code.

           "Event of Default" means:

           (1)  the failure by the Grantor to perform in any material respect any obligation of the Grantor under this Security Agreement as and when required by this Security Agreement; or

           (2)  any representation or warranty made by the Grantor pursuant to this Security Agreement is untrue in any material respect when made; or

           (3)  the failure by the Grantor to perform in any material respect any obligation of the Grantor under the Imagent Security Agreement as and when required by the Imagent Security Agreement; or

           (4)  any representation or warranty made by the Grantor pursuant to the Imagent Security Agreement is untrue in any material respect when made; or

           (5)  the failure by the Grantor to perform in any material respect any obligation of the Grantor under the Patent and Trademark Security Agreement as and when required by the Patent and Trademark Security Agreement; or

           (6)  any representation or warranty made by the Grantor pursuant to the Patent and Trademark Security Agreement is untrue in any material respect when made; or

           (7)  any of the events specified in section 1(e) of the Notes occurs and is continuing; or

           (8)  the security interests granted herein and pursuant to the Imagent Security Agreement and the Patent and Trademark Security Agreement do not constitute for any reason a perfected security interest in the Collateral covered thereby (other than as a result of a failure to make the filings specified in Schedule I of this Security Agreement, Schedule II of the Imagent Security Agreement and Exhibits E, F and G of the Patent and Trademark Security Agreement or the possession of Collateral by or on behalf of the Prior Lienholders), second in priority only to the Prior Liens; or

           (9)  the Grantor shall file a petition under bankruptcy, insolvency or debtor's relief law or make an assignment for the benefit of its creditors; or

           (10)  proceedings shall be instituted against the Company before a court of competent jurisdiction under any federal or state bankruptcy law that (X) is for relief against the Grantor in an involuntary case brought with respect to the Grantor in such court, (Y) seeks to appoint a custodian, receiver or other similar official for all or substantially all the Grantor's property or (Z) seeks to liquidate the Grantor, and such proceedings remain unstayed and in effect for 60 days; or

           (11)  failure of the Grantor to pay any Obligation when due; or

           (12)  the Grantor shall fail to pay when due any principal of, premium or interest on or any amount payable in respect of any borrowed money indebtedness.

           "Fixtures" shall have the meaning assigned to such term under the Code.

          "General Intangibles" shall have the meaning assigned to such term under the Code.

           "Goods" shall have the meaning assigned to such term under the Code.

           "Imagent Security Agreement" shall mean that certain Imagent Security Agreement dated as of the date hereof between the Grantor and the Collateral Agent for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time.

           "Instrument" shall have the meaning assigned to such term under the Code.

           "Inventory" shall have the meaning assigned to such term under the Code, and in any event, including all inventory, merchandise, goods and other personal property that are held by or on behalf of a person for sale or lease or to be furnished under a contract of service or which give rise to any Account, including returned goods.

           "Investment Property" shall have the meaning assigned to such term under the Code.

           "Letter-of-Credit Right" shall have the meaning assigned to such term under the Code.

           "Lien" shall mean any lien, mortgage, security interest, chattel mortgage, pledge or other encumbrance (statutory or otherwise) of any kind securing satisfaction or performance of an obligation, including any agreement to give any of the foregoing, any conditional sales or other title retention agreement, any lease in the nature thereof, and the filing of or the agreement to give any financing statement under the Code of any jurisdiction or similar evidence of any encumbrance, whether within or outside the United States.

           "Obligations" shall mean:

           (1)  all obligations and liabilities to the Secured Parties, whether now existing or hereafter arising, under the Convertible Secured Note Purchase Agreement, the Notes, this Security Agreement, the Imagent Security Agreement, the Patent and Trademark Security Agreement and/or any document or agreement related to any of the foregoing and the due performance and compliance with the terms of the Convertible Secured Note Purchase Agreement, the Notes, this Security Agreement, the Imagent Security Agreement, the Patent and Trademark Security Agreement and/or any document or agreement related to any of the foregoing;

           (2)  all obligations and liabilities owed, as of the date hereof, to each Secured Party under Grantor's 5% convertible debentures due 2004 in an amount equal to, but not to exceed, the aggregate principal amount of the Notes held by such Secured Party;

           (3)  any and all sums advanced by the Collateral Agent in order to preserve the Collateral or to preserve the Secured Parties' security interest in the Collateral; and

           (4)  in the event of any proceeding for the collection or enforcement of any obligations or liabilities of the Grantor referred to in the immediately preceding clauses (1) through (3) in accordance with the terms of the Convertible Secured Note Purchase Agreement, the Notes, this Security Agreement, the Imagent Security Agreement, the Patent and Trademark Security Agreement and/or any document or agreement related to the foregoing, the expenses of re-taking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any other exercise by the Collateral Agent for the benefit of the Secured Parties of their rights hereunder, together with reasonable attorneys' fees and court costs.

           "Patent and Trademark Security Agreement" shall mean that certain Imagent and Oxygent Patent and Trademark Security Agreement dated as of the date hereof between the Grantor and the Collateral Agent for the benefit of the Secured Parties, as amended, supplemented or otherwise modified from time to time.

           "Prior Lienholders" means the holders of the Prior Liens.

           "Prior Liens" means the Liens of the Prior Lienholders created under the Prior Lienholders Security Agreements.

           "Prior Lienholders Security Agreement" means the (i) Security Agreement, dated July 23, 2002, made by the Grantor in favor of Xmark Fund, L.P. and Xmark Fund, Ltd. and the Patent and Trademark Security Agreement, dated July 23, 2002, made by the Grantor in favor of Xmark Fund, L.P. and Xmark Fund, Ltd. and (ii) Alliance/PFC Security Agreement, dated as of May 19, 2000, by and between Alliance and PFC Therapeutics, LLC.

           "Proceeds" shall have the meaning assigned to such term under the Code.

           "Security Agreement" means this General Collateral Security Agreement, as amended, supplemented or otherwise modified from time to time.

           "Supporting Obligations" shall have the meaning assigned to such term under the Code.

           2.  Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due of the Obligations, the Grantor hereby pledges, hypothecates, delivers and assigns to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest second in priority only to the Prior Liens in and to, all of the Grantor's right, title and interest in and to all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire right, title or interest (collectively, the "Collateral"):

(i) All Equipment in all of its forms, wherever located;

(ii) All Inventory and Goods in all of its forms, wherever located;

(iii) All Accounts, in all of their forms, wherever located;

(iv) All General Intangibles in all their forms, wherever located;

(v) All Fixtures in all their forms, wherever located;

(vi) All Documents, Letter-of-Credit Rights, Chattel Paper, in all their forms, wherever located;

(vii) All Deposit Accounts, in all their forms, wherever located;

(viii) All Instruments and Investment Property, in all their forms, wherever located;

(ix) All Supporting Obligations, in all their forms wherever located; and

(x) All Proceeds of any and all of the foregoing.

Notwithstanding the foregoing provisions of this Section 2, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include the items set forth on Schedule II hereto.

           3.  Rights of the Collateral Agent; Limitations on the Collateral Agent's Obligations.

                (a)  Grantor Remains Liable under Accounts and Contracts. Anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of the Accounts and contracts that constitute part of the Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such contract. The Collateral Agent shall not have any obligation or liability under any Account that constitutes part of the Collateral (or any agreement giving rise thereto) or under any contract that constitutes part of the Collateral by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent of any payment relating to such Account or contract pursuant hereto, nor shall the Collateral Agent be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any such Account (or any agreement giving rise thereto) or under or pursuant to any such contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any such Account (or any agreement giving rise thereto) or under any such contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                (b)  Verification and Analysis of Accounts. If an Event of Default has occurred and is continuing under the Notes, the Collateral Agent shall have the right to communicate with account debtors on the Accounts that constitute part of the Collateral and parties to the contracts that constitute part of the Collateral to verify with them to its satisfaction the existence, amount and terms of any such Accounts or contracts and to make test verifications of such Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantor shall furnish all such assistance and information as the Collateral Agent may require in connection therewith. At any time and from time to time, upon the Collateral Agents' reasonable request and at the expense of the Grantor, the Grantor shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, such Accounts.

           4.  Representations and Warranties. The Grantor hereby represents and warrants that:

                (a)  Title; No Other Liens. Except for the Prior Liens, the Debenture Liens and for the Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Security Agreement, the Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to the terms of the Imagent Security Agreement and the Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to the Patent and Trademark Security Agreement, the Grantor solely owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except in respect of the Prior Liens, the Debenture Liens and such as may have been filed in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to this Security Agreement, the Imagent Security Agreement or the Patent and Trademark Security Agreement.

                (b)  Perfected Second Priority Liens. The Liens granted pursuant to this Security Agreement will constitute upon the completion of all the filings or notices listed in Schedule I hereto, perfected Liens on all Collateral, which are in priority to all other Liens on such Collateral, except the Prior Liens, and which are enforceable as such against all creditors of the Grantor.

                (c)  Accounts. No amount payable to the Grantor under or in connection with any Account that constitutes part of the Collateral is evidenced by any Instrument (other than checks in the ordinary course of business) or Chattel Paper which has not been previously delivered to the Prior Lienholders. The place where the Grantor keeps its records concerning the Accounts that constitute part of the Collateral is set forth on Schedule III hereto.

                (d)  Consents. No consent (other than consents that have been obtained and those set forth in items 7, 8 and 9 on Schedule 2(e) of the Convertible Secured Note Purchase Agreement) of any party (other than the Grantor) to any contract that constitutes part of the Collateral is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement.

                (e)  Inventory and Equipment. The Inventory and Equipment that constitutes part of the Collateral is, as of the date hereof, kept at the locations listed on Schedule IV hereto and has not been kept at any other location within the five-year period ending on the date hereof.

                (f)  Chief Executive Office. The Grantor's chief executive office and chief place of business is located at 6175 Lusk Boulevard, San Diego, California 92121.

                (g)  Power and Authority; Due Authorization. The Grantor has full power, authority and legal right to enter into this Security Agreement and to grant the Collateral Agent for the benefit of the Secured Parties the Lien on the Collateral pursuant to this Security Agreement and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Security Agreement.

                (h)  Binding Obligation. This Security Agreement has been duly executed and delivered by the Grantor and constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms.

                (i)  No Violation. The execution, delivery and performance of this Security Agreement will not violate any provision of the Grantor's Certificate of Incorporation or Bylaws, or of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of any securities issued by the Grantor, or of any mortgage, indenture, lease, contract or other agreement (upon receipt of the consents set forth in items 7, 8 and 9 on Schedule 2(e) of the Convertible Secured Note Purchase Agreement), instrument or undertaking to which the Grantor is a party or which purports to be binding upon the Grantor or upon any of its assets and will not result in the creation or imposition of any Lien on any of the assets of the Grantor except as contemplated by this Security Agreement, the Imagent Security Agreement and the Patent and Trademark Security Agreement.

                (j)  Consents. No consent, filing, approval, registration, recording, or other action is required (x) for the grant by the Grantor of the Lien on the Collateral pursuant to this Security Agreement or for the execution, delivery or performance of this Security Agreement by the Grantor, or (y) to perfect the Lien purported to be created by this Security Agreement, in each case other than the consents already obtained and except as set forth in items 7, 8 and 9 on Schedule 2(e) of the Convertible Secured Note Purchase Agreement with respect to consents to be obtained after the date hereof and as contemplated by section 4(b) above.

                (k)  Validity of Collateral. To the knowledge of the Grantor, all of the Collateral is subsisting and is valid.

                (l)  Organization. The Grantor is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and duly qualified and in good standing in every other state or jurisdiction in which the nature of the Grantor's business or the ownership of its assets requires such qualification. The Grantor's state organizational identification number and federal employer identification number are as set forth on Schedule V hereto.

                (m)  Names Used by Grantor. (i) The actual corporate name of the Grantor is the name set forth in the preamble above; (ii) the Grantor has no trade names; (iii) the Grantor has not used any name other than that stated in the preamble hereto for the preceding five years; and (iv) no entity has merged into the Grantor or been acquired by the Grantor within the past five years.

                (n) Account Debtors. None of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or any like federal, state or local statute or rule in respect of such Collateral.

           5.  [Reserved].

           6.  Covenants.

                (a)  The Grantor covenants and agrees with the Collateral Agent for the benefit of the Secured Parties that from and after the date of this Security Agreement until the payment and performance in full by the Grantor of all of its Obligations:

                     (i)  Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements, or amendments thereto, under the Code in effect in any such jurisdiction with respect to the Liens created hereby. The Grantor also hereby authorizes the Collateral Agent to file any such financing or continuation statement, or amendment thereto, without the signature of the Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Security Agreement (except for such Instruments and/or Chattel Paper which are delivered to the Prior Lienholders provided that the Collateral Agent for the benefit of the Secured Parties otherwise has a perfected security interest in such Instruments and/or Chattel Paper and provided further that the Grantor delivers such Instruments and/or Chattel Paper to the Collateral Agent upon the Prior Lienholders' release of their interest therein). To the extent that any Collateral consists of electronic Chattel Paper, the Grantor shall cause the underlying Chattel Paper to be marked within the meaning of Section 9-105 of the Code (or successor section thereto).

                     (ii)   Indemnification. The Grantor agrees to pay, and to save the Collateral Agent and each Secured Party harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by the Grantor in complying with any law or regulation applicable to any of the Collateral, (iii) in connection with any action taken by the Collateral Agent in exercising its rights under this Security Agreement, and (iv) in connection with the preparation and enforcement of this Security Agreement and the related documents. In any suit, proceeding or action brought by the Collateral Agent under any Account or contract that constitutes part of the Collateral for any sum owing thereunder, or to enforce any provisions of any such Account or contract, the Grantor will save, indemnify and keep the Collateral Agent harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Grantor. The obligations under this section 6(a)(ii) shall survive termination of this Security Agreement.

                     (iii)   Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts that constitute part of the Collateral. The Grantor hereby grants to the Collateral Agent access to all of the Grantor's books and records pertaining to the Collateral, and the Grantor shall turn over any such books and records for inspection at the office of the Grantor to the Collateral Agent or to their representatives during normal business hours at the request of the Collateral Agent.

                      (iv)  Limitation on Liens on Collateral. The Grantor will not create, incur or permit to exist, will defend at its own expense the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Prior Liens and the Debenture Liens, and will defend the right, title and interest of the Collateral Agent for the benefit of the Secured Parties in and to any of the Collateral against the claims and demands of all persons whomsoever, other than the Prior Lienholders and the holders of the Debenture Liens.

                      (v)  Limitations on Dispositions of Collateral. The Grantor will not sell, transfer, lease or assign any of the Collateral, or attempt, offer or contract to do so except for sales of Inventory and the collection and use of cash proceeds in the ordinary course of its business without express, written agreement by the Collateral Agent.

                     (vi)  Limitations on Performance of Contracts and Agreements Giving Rise to Accounts. The Grantor will not (i) fail to exercise promptly and diligently each and every material right or fail to perform each material obligation which it may have under each contract that constitutes part of the Collateral and each agreement giving rise to an Account that constitutes part of the Collateral (other than any right of termination) except where the Grantor determines in its reasonable business judgment that the failure to exercise such right or perform such obligation is in the best interest of the Grantor and consistent with the protection and preservation of the rights and interests of the Collateral Agent for the benefit of the Secured Parties in the Collateral or (ii) fail to deliver to the Collateral Agent, upon request, a copy of each material demand, notice or document received by it relating in any way to any contract that constitutes part of the Collateral or any agreement giving rise to an Account that constitutes part of the Collateral. The Grantor will not amend or modify the terms of, or waive any rights under, any contracts, without the express written consent of Collateral Agent.

                      (vii)  Further Identification of Collateral. The Grantor will furnish to the Collateral Agent from time to time, upon the request of the Collateral Agent, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                      (viii)  Notices. The Grantor will advise the Collateral Agent promptly, in reasonable detail, at its address in accordance with section 15, (i) of any Lien (other than Liens permitted hereunder) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the value of any material portion of the Collateral or on the Liens created hereunder.

                      (ix)  Change of Name; Location of Collateral; Records; Place of Business. The Grantor shall not make any change (a) in its name, (b) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office facility at which Collateral owned by it is located (including the establishment of any such new office or facility) from 6175 Lusk Boulevard, San Diego, California 92121, (c) in its identity or type of organization or corporate structure, (d) in its Federal Taxpayer Identification Number or organizational identification number or (e) in its jurisdiction of organization unless (i) the Grantor provides the Collateral Agent at least 30 days prior written notice of such change and (ii) all filings have been made under the Code or otherwise that are required in order for the Collateral Agent for the benefit of the Secured Parties to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral, second in priority only to the Prior Liens.

                      (x)  Subsidiaries. This Security Agreement is entered into on behalf of and for the benefit of the Grantor and its subsidiaries and other entities controlled by the Grantor which have rights in the Collateral. The security interest granted by the Grantor hereunder is intended to include all rights of the Grantor in and to the Collateral, including any rights of its subsidiaries and such other entities in and to such Collateral, and the Grantor will not permit such subsidiaries and entities to exercise any of their rights with respect to the Collateral.

                      (xi)  Payment of Taxes and Other Claims. The Grantor shall pay or discharge when due all taxes, assessments and governmental charges or levies imposed upon it unless same are not delinquent, provided, however, that the Grantor shall have the right to challenge in good faith by appropriate proceedings any disputed taxes, assessments or governmental charges or levies provided that the Grantor establishes appropriate reserves therefor in accordance with generally accepted accounting principles; and, provided, further, that notwithstanding any such contest, the Grantor shall pay such disputed taxes, assessments and governmental charges or levies if nonpayment would result in the imposition of any Lien on the Grantor's assets or properties.

                      (xii)  Indebtedness; Distributions; Investments; Consolidation and Merger; Subsidiaries; Nature of Business; Affiliate Transactions; Invoices. The Grantor shall not (i) except as set forth on Schedule VI hereto, create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt) whether secured or unsecured other than the Grantor's indebtedness to the Secured Parties; (ii) declare, pay or make any dividend or distribution on any shares of the common stock or preferred stock of the Grantor or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock of the Grantor; (iii) make advances, loans or extensions of credit to any person; (iv) become either directly or contingently liable upon the obligations of any person by assumption, endorsement or guaranty thereof or otherwise; (v) enter into any merger, consolidation or other reorganization with or into any other person or acquire all or a portion of the assets or stock of any person or permit any other person to consolidate with or merge with it; (vi) form any subsidiary or enter into any partnership, joint venture or similar arrangement; (vii) materially change the nature of the business in which it is presently engaged; (viii) enter into any transaction with any affiliate, except in ordinary course on arms-length terms; or (ix) bill accounts under any name except the present name of the Grantor.

                      (xiii)  PFC THERAPEUTICS, LLC. Until such time as the Obligations are indefeasibly paid in full, the Grantor shall (i) continue to own not less than a 50% membership interest in PFC Therapeutics, LLC (the "LLC") and not less than 50% of the profit interest in the LLC, (ii) not sell, transfer or otherwise dispose of any of its right, title and interest in the LLC (including, but not limited to, the pledge, hypothecation or granting of any security interest with respect thereto) and (iii) cause the LLC not to, directly or indirectly, (A) incur, assume, guarantee or otherwise become liable with respect to any indebtedness for borrowed money, (B) incur, grant or otherwise suffer to exist any lien, claim, charge or other encumbrance on its assets, (C) amend, modify or alter its certificate of formation or the operating agreement of the LLC if such amendment, modification or alteration would adversely affect the rights of Grantor, or (D) merge with or into, or consolidate with, or sell or transfer all or any substantial portion of its assets (other than the sale of inventory in the ordinary course of business), in one or a series of related transactions, to any third party unless, after giving effect to any such transaction, Grantor continues to own not less than 50% of the equity interests and profit interest in any successor entity.

                      (xiv)  Use and Disposition of Collateral. The Grantor shall (i) not dispose of any of the Collateral whether by sale, lease or otherwise except for (A) the sale of Inventory in the ordinary course of business, and (B) the disposition or transfer of obsolete and worn-out Equipment in the ordinary course of business and (ii) keep and maintain the Equipment in good operating condition, except for ordinary wear and tear, and shall make all necessary repairs and replacements thereof so that the value and operating efficiency shall at all times be maintained and preserved.

                      (xv)  Risk of Loss; Insurance. The Grantor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. At it's own cost and expense in amounts and with carriers acceptable to the Collateral Agent, it shall (a) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Grantor's including, without limitation, public and product liability insurance, worker's compensation, insurance against larceny, embezzlement or other criminal misappropriation of insured's officers and employees and business interruption insurance; (b) furnish the Collateral Agent with (i) copies of all policies and evidence of the maintenance of such policies at least 30 days before any expiration date, and (ii) appropriate loss payable endorsements in form and substance satisfactory to the Collateral Agent, naming the Collateral Agent for the benefit of the Secured Parties as loss payees and providing that as to the Collateral Agent for the benefit of the Secured Parties the insurance coverage shall not be impaired or invalidated by any act or neglect of the Grantor and the insurer will provide the Collateral Agent with at least 30 days notice prior to cancellation. The Grantor shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to the Collateral Agent and not to the Grantor and the Collateral Agent jointly. If any insurance losses are paid by check, draft or other instrument payable to the Grantor and the Collateral Agent jointly, the Collateral Agent may endorse the Grantor's name thereon and do such other things as the Collateral Agent may deem advisable to reduce the same to cash. The Collateral Agent is hereby authorized to adjust and compromise claims. All loss recoveries received by the Collateral Agent upon any such insurance may be applied to the Obligations, in such order as the Collateral Agent in its sole discretion shall determine. Any surplus shall be paid by the Collateral Agent to the Grantor or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Grantor to the Collateral Agent, on demand.

                      (xvi)  Notice of Certain Events. The Grantor shall promptly inform the Collateral Agent in writing of: (a) the commencement of all proceedings and investigations by or before and/or the receipt of any notices from, any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any way concerning any of the Grantor's properties, assets or business, which might singly or in the aggregate, have a materially adverse effect on the Grantor; (b) any amendment of the Grantor's certificate of incorporation or by-laws; (c) any change in the Grantor's business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects which has had or might have a materially adverse effect on the Grantor; (d) any Event of Default or any event, circumstance or condition which with the passage of time or giving of notice or both would constitute an Event of Default; (e) any default or any event, circumstance or condition which with the passage of time or giving of notice or both would constitute a default under any agreement for the payment of money to which the Grantor is a party or by which the Grantor or any of the Grantor's properties may be bound which would have a material adverse effect on the Grantor's business, operations, property or condition (financial or otherwise) or the Collateral; (f) any change in the location of the Grantor's executive offices; (g) any change in the location of the Grantor's Inventory or Equipment from the locations listed on Schedule IV attached hereto, (h) any material delay in the Grantor's performance of any of its obligations to any Customer and of any assertion of any material claims, offsets or counterclaims by any Customer and of any allowances, credits and/or other monies granted by it to any Customer; (i) any material adverse information relating to the financial condition of any Customer; and (k) any material return of goods.

                     (xvii)   Attorney-in-fact. The Grantor hereby irrevocably appoints, subject to the rights of the Prior Lienholders, the Collateral Agent and any officer or agent thereof, with full power and authority in place and stead of the Grantor and in the name of the Grantor or in its own name to: (i) endorse the Grantor's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Collateral Agent's possession; (ii) sign the Grantor's name on any invoice or bill of lading relating to any Accounts, drafts against Customers, schedules and assignments of Accounts, notices of assignment, financing statements and other public records, verifications of account and notices to or from Customers; (iii) verify the validity, amount or any other matter relating to any Account Receivable (as defined in the Code) by mail, telephone, telegraph or otherwise with Customers; (iv) execute customs declarations and such other documents as may be required to clear Inventory through United States Customs; (v) do all things necessary to carry out this Security Agreement and all other documents and agreements related hereto; (vi) continue any insurance existing pursuant to the terms of this Security Agreement and pay all or any part of the premium therefor and the cost thereof; and (vii) on or after the occurrence and continuation of an Event of Default, notify the post office authorities to change the address for delivery of the Grantor's mail to an address designated by the Collateral Agent, and to receive, open and dispose of all mail addressed to the Grantor. The Grantor hereby ratifies and approves all acts of the attorney. The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon them to exercise any such powers. Neither the Collateral Agent nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied.

                      (xviii)  Investment Property and Deposit Accounts. If there is any Investment Property or Deposit Accounts (as defined in the Code) included as Collateral that can be perfected by "control" through an account control agreement, the Grantor shall cause such an account control agreement to be entered into and delivered to the Collateral Agent.

                      (xix)  Letter-of-Credit Rights. To the extent that any Collateral consists of Letter-of-Credit Rights, the Grantor shall cause the issuer of each underlying letter of credit to consent to the assignment to the Collateral Agent for the benefit of the Secured Parties of the proceeds of such letter of credit.

                     (xx)  Collateral In Possession of Third Parties. To the extent that any Collateral is in the possession of a third party, the Grantor will join with the Collateral Agent in notifying the third party of the Secured Parties' security interest and in obtaining an acknowledgement from the third party that it is holding the Collateral for the benefit of the Secured Parties.

                     (xxi)  Commercial Tort Claims. If the Grantor shall at any time hold or acquire a Commercial Tort Claim, the Grantor shall immediately notify the Collateral Agent in a writing signed by the Grantor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

                (b)  [Reserved].

                (c)  [Reserved].

           7.  Performance by Collateral Agent of Grantor's Obligations. If the Grantor fails to perform or comply with any of its agreements contained herein and the Collateral Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreements, the expenses of the Collateral Agent incurred in connection with such performance or compliance shall be payable by the Grantor to the Collateral Agent on demand and shall constitute Obligations secured hereby.

           8.  [Reserved]

           9.  Remedies.

                (a)  If an Event of Default (i) has occurred and has continued for a period of 30 consecutive days without cure by the Grantor with respect to items 1, 2, 3, and 4 set forth in the definition of Event of Default, or (ii) has occurred and is continuing with respect to all other items in the definition of Event of Default, the Collateral Agent may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or expressly provided for) to or upon the Grantor or any other person (all and each of which demands, defenses, advertisements and notices are, to the extent permitted by applicable law, hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived, to the extent permitted by applicable law, or released.

                (b)  The Grantor further agrees that, if an Event of Default has occurred and is continuing, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at the Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent for the benefit of the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, must the Collateral Agent account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by it of any rights hereunder, provided, that nothing contained in this section 8 shall relieve the Collateral Agent from liability arising solely from its gross negligence or willful misconduct. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent to collect such deficiency.

                (c)  For the purpose of enabling the Collateral Agent to exercise rights and remedies under this section 9 at such time as the Collateral Agent for the benefit of the Secured Parties shall be lawfully entitled to exercise such rights and remedies, the Grantor hereby grants to the Collateral Agent on behalf of the Secured Parties an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, license or sublicense any of the Collateral consisting of Intellectual Property (as defined in the Convertible Secured Note Purchase Agreement) now owned or hereafter acquired by the Grantor or as to which the Grantor has the right to use, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent for the benefit of the Secured Parties in accordance herewith shall be binding upon the Grantor notwithstanding any subsequent cure of an Event of Default.

                (d)  All rights, powers and remedies provided to the Collateral Agent, for the benefit of the Secured Parties, in this Agreement are subject to the rights, powers and remedies of the Prior Lienholders as set forth under the Prior Lienholders Security Agreements and to the terms and provisions of that certain Intercreditor Agreement, dated as of even date herewith, among the Grantor, the Prior Lienholders signatory thereto, the holders of the Debenture Liens, the Secured Parties and the Collateral Agent.

           10.  Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           11.  Paragraph Headings. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

           12.  Cumulative Remedies. The rights and remedies provided herein, in the Imagent Security Agreement, in the Patent and Trademark Security Agreement, in the Convertible Secured Note Purchase Agreement and in the Notes are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law or in equity or by statute.

           13.  Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor and the holders of a majority of the outstanding aggregate principal amount of the Notes; provided, however, that Section 9(d) hereof may not be waived, amended, supplemented or otherwise modified, nor may a provision inconsistent with Section 9(d) hereof be added, unless such written instrument is also executed by the Prior Lienholders. No course of dealing between the Grantor and the Collateral Agent nor any delay in exercising or failure to exercise any rights, power or privilege under this Security Agreement shall operate as a waiver. This Security Agreement shall be binding upon the successors and permitted assigns of the Grantor and shall inure to the benefit of the Collateral Agent for the benefit of the Secured Parties and their successors and assigns. The Grantor may not assign its rights or obligations under this Security Agreement without the prior written consent of the Collateral Agent.

           14.  Termination of Security Interest; Release of Collateral.

                (a)  Upon the payment and performance in full by the Grantor of its Obligations, the security interest granted in the Collateral pursuant to this Security Agreement (the "Security Interest") shall terminate and all rights to the Collateral shall revert to the Grantor.

                (b)  Upon any such termination of the Security Interest, the Collateral Agent will, at the expense of the Grantor, execute and deliver to the Grantor such documents and take such other actions as the Grantor shall reasonably request to evidence the termination of the Security Interest and deliver to the Grantor all Collateral so released then in its possession.

           15.  Notices. Any notices required or permitted to be given under the terms of this Security Agreement shall be in writing and shall be sent by mail, personal delivery, telephone line facsimile transmission or courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally, by telephone line facsimile transmission or by courier, in each case addressed to a party at such party's address (or telephone line facsimile transmission number) shown below or such other address (or telephone line facsimile transmission number) as a party shall have provided by notice to the other party in accordance with this provision. In the case of any notice to the Grantor, such notice shall be addressed to the Grantor at 6175 Lusk Boulevard, San Diego, California 92121, Attention: President (telephone line facsimile number (858) 410-5306), and a copy shall also be given to: Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, Attention: Melvin Epstein, Esq. (telephone line facsimile transmission number (212) 806-6006), and in the case of any notice to the Collateral Agent, such notice shall be addressed to the Collateral Agent at 53 Forest Avenue, Suite 203, Second Floor, Old Greenwich, Connecticut 06870, Attention: Steve Derby (telephone line facsimile transmission number (203) 967-5851) and a copy shall be given to: Drinker Biddle & Reath LLP One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103 Attention: Stephen T. Burdumy, Esq. (telephone line facsimile transmission number (215) 988-2757).

           16.  Integration. This Security Agreement represents the agreement of the Grantor and the Collateral Agent for the benefit of the Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent relative to subject matter hereof not expressly set forth or referred to herein.

           17.  Governing Law. This Security Agreement and the rights and obligations of the Grantor hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, except to the extent that under the New York Uniform Commercial Code the laws of another jurisdiction govern matters of perfection and the effect of perfection or non-perfection of any security interest granted hereunder.

           18.  Counterparts. This Security Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. A telephone line facsimile transmission of this Security Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

           19.  Waiver of Jury Trial. To the extent permitted by applicable law, each of the Grantor and the Collateral Agent waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise between the parties hereto arising out of, connected with, related to, or incidental to the relationship between any of them in connection with this Security Agreement or the transactions contemplated hereby. Instead, any such dispute resolved in court will be resolved in a bench trial without a jury, submitted to jurisdiction in the Southern District of New York and New York State Courts located in the County of New York.

           20.  Code Terms. All terms defined in Article 9 of the Code and used in this Security Agreement shall have the same definitions herein as specified in Article 9 of the Code, and such definitions are hereby incorporated herein by reference and made a part hereof.

           IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

GRANTOR: ALLIANCE PHARMACEUTICAL CORP. By: Name: Theodore D. Roth Title: President and Chief Operating Officer

ACKNOWLEDGED AND AGREED BY THE COLLATERAL AGENT: By: Name: Steve Derby Title: Managing Member